UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2026

ARMADA ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42661	98-1815892
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

382 NE 191 St, Suite 52895, Miami, FL 33179-3899

(Address of principal executive offices, including zip code)

(786) 548-1886

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	XRPNU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	XRPN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50 per share	XRPNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On July 27, 2026, Armada Acquisition Corp. II, a Cayman Islands exempted company (the “Company”), entered into an unsecured promissory note (the “Note”) with Arrington XRP Capital Fund, LP (the “Sponsor”). On July 31, 2026, the Company borrowed $135,000 under the Note and may borrow additional amounts, subject to discretion of the Sponsor, to provide working capital loans to the Company.

Any amounts borrowed under the Note will bear interest at a rate per annum equal to the short-term Applicable Federal Rate as determined under Section 1274(d) of the Internal Revenue Code of 1986, as amended, in effect at issuance and may be used for the Company’s ordinary course administrative expenses. The Note matures upon the earlier of (i) the termination of the Business Combination Agreement, dated as of October 19, 2025, by and among the Company, Evernorth Holdings Inc., Pathfinder Digital Assets LLC, Ripple Labs Inc. and the other parties thereto (the “Business Combination Agreement”), in accordance with its terms and (ii) the consummation of the transactions contemplated by the Business Combination Agreement.

The Company may prepay the Note at any time without penalty. Any outstanding principal and accrued interest will become due and payable upon maturity.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Promissory Note, dated July 27, 2026, issued by Armada Acquisition Corp. II to Arrington XRP Capital Fund, LP.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2026	ARMADA ACQUISITION CORP. II

By: /s/ Taryn Naidu
Name: Taryn Naidu
Title: Chief Executive Officer